Fremont Michigan InsuraCorp, Inc. Investor Presentation June 2008 Exhibit 99.1

Richard E. Dunning President and CEO

Company Overview
Fremont Michigan Insuracorp – holding company of Fremont Insurance
Company
Property & casualty insurance carrier
Formed as mutual in 1876
Demutualized and converted to stock company in October 2004 via IPO
Headquartered in Fremont, Michigan
Multi-line product offering:
o Personal
o Commercial
o Farm
o Marine
Focused on individuals and small to medium sized businesses exclusively in Michigan

Company Overview
61,150 policies in force at March 31, 2008
180 independent insurance agencies marketing Fremont
policies throughout Michigan
Assets of $85.4 million at March 31, 2008
Direct premiums written of $54 million for the year ended
December 31, 2007
Stock Symbol: FMMH traded on OTC Bulletin Board
“B++” (Good) rated by A.M. Best – upgraded in 2006

Investment Catalysts
Experienced management team
Focus during soft market
o Maintain underwriting discipline
o Continued revenue growth in soft market
o Generation of fee income
Investment in technology
Focused agency network
Financial performance

Experienced Management Team
2003 8 VP – Finance Kevin Kaastra, CPA
2007 27 VP – Commercial Lines Kent Shantz, CIC
2003 28 VP – Personal Lines & Product
Pricing
Skip Massucci, CPCU,
API
2005 3 VP – Information Technology Dave Mangin
1972 36 VP – Agency Relations, Farm &
Marine Lines
William Hall
1982 26 Sr. VP – Admin. & Treasurer Marv Deur
1998 17 VP - Marketing Kurt Dettmer
1996 12 President & CEO Richard Dunning
Year
Joined
Fremont
Years of
Industry
Experience
Title Name

7 Ownership of Mgt., Board & Employees 13.2% 1.6% 4.9% 6.8% % of Total Shares 228,574 Total 27,655 Company 401(k) Plan 83,872 Board of Directors 117,047 Management Team Common Stock Group

Underwriting Discipline
Soft market drives carriers to relax their underwriting
standards and reduce rates
Key to success is ensuring that exposure is appropriately
priced for the amount of risk assumed
Consistent standards to evaluate risk
Specialized underwriting by line of business
Handling initial application screening, report running, and policy issuance
Due diligence process
Financial stability and responsibility of the insured
Insurance score
Inspections
Engineering reports
Rating software
Motor Vehicle Reports
Exchange of claims information

Technology – Fremont Complete
Proprietary web-based rating platform
Quote, bind and issue policy
Real-time interface with policy processing system
Eliminated paper submissions and allowed real-time
rating to agents
Submissions must meet underwriting standards
otherwise referred to underwriter
Product lines: homeowners, personal & commercial auto,
mobilowners, businessowners, marine and workers
compensation
Invested over $2.5 million since 2005
Received (10/07) national award by Applied Users Group

10 Technology – Real Time Functionality Invoice and Policy Inquiry Claim Status Make Payment On-line Policy Pricing First Notice of Loss Agency Download Website Log-in

FMIC.COM
Applied
AMS
NASA
ACS
Rater
ACS
Direct
rate
Fremont Complete
BOP
Personal Auto
Homeowners
Mobileowners
Marine
Capital
Rater
Capital
Direct rate

11 Fremont Complete

12 Direct Premium Written Per Employee $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 $1,000,000 1997 1999 2001 2003 2005 2007 DPW Projected 2008

Agency Distribution Network
Exclusive product marketing in Michigan
180 independent agencies
Disciplined rate development process
Goal:
To be ranked as a top-four insurer within each independent agency
Agencies:
Focus on partners with strong track records of success
Compensation linked to performance
Management:
Aggressive monitoring of agency activity
Strong home office support staff for all agencies

Top Line Growth Potential
Michigan Market
Others
99.6%
Fremont
0.4%
Fremont Others
Total DPW in Michigan market is $13.4 billion
Fremont writes $54 million representing 0.4% of the total market
Significant growth potential in Michigan for Fremont

Kevin G. Kaastra, CPA Vice President of Finance

1
st
Quarter Financial Results
(In thousands, except
per share data)
2008 2007 $ %
Direct premiums written 12,064 $       10,963 $       1,101 $   10.0%
Net premiums earned 11,217 $       10,265 $       952 $      9.3%
Net investment income 516 491 25           5.1%
Net realized gains 159 28 131         467.9%
Other income, net 138 104 34           32.7%
Total revenues 12,030 10,888 1,142      10.5%
Losses and LAE, net 6,337 5,831 506         8.7%
Underwriting expenses 4,063 3,848 215         5.6%
Interest expense - 50 (50)         -100.0%
Total expenses 10,400 9,729 671         6.9%
Income before tax 1,630 1,159 471         40.6%
Federal income tax 526 356 170         47.8%
Net income 1,104 $          803 $             301 $      37.5%
Diluted EPS .61 $              .45 $              0.17 $     37.0%
Loss & LAE ratio 56.5% 56.8%
Expense ratio 36.2% 37.5%
Combined ratio 92.7% 94.3%
Quarter Ended
March 31, Change

Pretax income ('000s)
Combined ratio
4Q 2004
1Q 2005
2Q 2005
3Q 2005
4Q 2005
1Q 2006
2Q 2006
3Q 2006
4Q 2006
1Q 2007
2Q 2007
3Q 2007
4Q 2007
1Q 2008

17 14 Quarters of Profitable Results - 1,000 2,000 3,000 4,000 5,000 6,000 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% Pretax income Combined Ratio

Historical Financial Results
(000's, except per share data)
2007 2006 2005 2004 2003
Direct premiums written 53,956 $       48,869 $       45,516 $       41,971 $       38,323 $
Net premiums earned 42,774 $       39,249 $       38,756 $       27,196 $       18,099 $
Net investment income 2,165 1,888 1,689 1,176 815
Net realized gains 1,978 520 609 276 (32)
Other income, net 471 417 397 386 388
Total revenues 47,388 42,074 41,451 29,034 19,270
Losses and LAE, net 24,424 17,565 20,704 17,039 11,370
Underwriting expenses 15,897 13,600 12,508 9,615 6,887
Interest expense 146 228 309 487 577
Demutualization expenses - - - 302 175
Total expenses 40,467 31,393 33,521 27,443 19,009
Income before tax 6,921 10,681 7,930 1,591 261
Federal income tax 2,037 3,466 (1,152) 78 35
Net income 4,884 $          7,215 $          9,082 $          1,513 $          226 $
Diluted EPS 2.69 $            3.98 $            5.09 $            .50 $              NA
Loss & LAE ratio 57.1% 44.8% 53.4% 62.7% 62.8%
Expense ratio 37.2% 34.6% 32.3% 35.4% 38.1%
Combined ratio 94.3% 79.4% 85.7% 98.1% 100.9%

19 Profitable Top Line Growth - 10,000 20,000 30,000 40,000 50,000 60,000 2003 2004 2005 2006 2007 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% Personal Commercial Farm Marine Combined ratio

Combined Ratio
Source: Insurance Information Institute, AM Best, ISO
98.3
92.4
95.6
100.7
100.1
98.1
85.7
79.4
94.3
100.9
75
85
95
105
2003 2004 2005 2006 2007
Industry Fremont
Despite Katrina,
’05 benefited from
heavy use of
reinsurance which
lowered net losses
’06 produced the
best industry
underwriting result
since 87.6 combined
ratio in 1949
Record setting combined
ratio for Fremont
Target Combined Ratio: 94%

21 Investment Income (100) 400 900 1,400 1,900 2,400 Net Investment Income 815 1,176 1,689 1,888 2,165 Realized Gains (32) 276 609 520 1,978 2003 2004 2005 2006 2007

Return on Equity
(a) 2005 ROE includes impact of $3.8 million tax benefit from release of deferred tax valuation allowance. ROE excluding this item was 24.2%.
*Source: ISO
-
10.0%
20.0%
30.0%
40.0%
Fremont
2.9% 11.8% 42.1% 23.9% 13.2%
Industry*
8.9% 9.4% 9.6% 12.2% 13.0%
2003 2004 2005 (a) 2006 2007
Target ROE: 12% - 14%

Reinsurance
Primary Coverage
Multi-line excess of loss coverage
o $150,000 retention – max exposure
to Company on any one loss
o Casualty Coverage: $4,850,000
above retention
o Property Coverage: $9,850,000
above retention
Catastrophe excess of loss coverage
o $1,250,000 retention for any one
event
o Coverage: $24,750,000 above
retention
Reinsurance Partners
AON Re – Broker
QBE Reinsurance Company
Toa Reinsurance Company
GMAC Re
Lloyds
Others

Investment Portfolio
(in '000s)
3/31/2008% 12/31/2007%
U.S. Govt 541 $       1% 3,198 $      5% • No subprime holdings
Tax Exempt Muni 26,458     46% 25,761       44%
Taxable Muni 3,522       6% -             0% • 98% of MBS are agency
Corporates 5,002       9% 6,834         12%   backed
Mortgage Backed 14,301     25% 14,736       25%
Total Bonds 49,824     87% 50,529       86% • All insured tax-exempt
  securities have underlying
Equities 7,356       13% 8,305         14%   rating of A- or higher
Total 57,180 $  100% 58,834 $    100%
• Equities consist of mutual funds
Bond TE Yield 5.3% 5.3%   in large, mid and small-cap
Bond Duration 5.3           5.1               and international/specialty
Bond Rating Allocation
AAA 65%
AA 17%
A 18%
Average AA+
Highlights

Stock Price Up $14.65 or 302% since 4Q04
Book Value Up $13.12 or 143% since 4Q04

Book Value Growth
$-
$5.00
$10.00
$15.00
$20.00
$25.00
$30.00
Stock Price
$4.85 $5.85 $10.68 $24.76 $18.64 $19.50
Book Value
$9.18 $9.74 $14.55 $19.37 $22.16 $22.31
10/15/04 12/31/04 12/31/05 12/31/06 12/31/07 6/9/08
Represents 3/31/08 Book Value

26 Strategic Operating Metrics Peer Performance in Top Quartile Maximum Premium to Surplus Ratio of 1.5 Target ROE: 12% - 14% Expense Ratio – Top Quartile of Peers Processing & Product Fee Income

Why Invest In Fremont?
Experienced management team with ownership stake
Established business model producing profitable growth
Award winning technology platform – Fremont Complete
Focused agency network
Book value growth and transparent balance sheet
Top and bottom line growth potential

Questions

Fremont Michigan Insuracorp, Inc. (the “Company”) may from time to time make written or oral “forward-looking statements,” including statements contained in the Company’s filings with the Securities and Exchange
Commission, in its reports to shareholders and in other communications by the
Company, which are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.
These forward-looking statements include statements with respect to the
Company’s beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond the Company’s control).The words “may,” “could,” “should,” “would,” “believe,”
“anticipate,” “estimate,” “expect,” “intend,” “plan” and similar expressions are intended to identify forward-looking statements. A partial list of important factors that may affect our financial condition and results of operations is set forth in our filings with the Securities and Exchange Commission. The
Company cautions that the list of important factors is not exclusive. Readers are also cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the current
date.The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

Fremont Michigan InsuraCorp, Inc. Investor Presentation June 2008